Exhibit 10.4

EXECUTION VERSION

[Triumph]

FIRST AMENDMENT TO AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT (this “Amendment”), dated as of November 5, 2021, is among TRIUMPH GROUP, INC., a Delaware corporation, individually (“Triumph”) and as servicer (in such capacity, the “Servicer”), TRIUMPH RECEIVABLES, LLC, a Delaware limited liability company (the “Company”), and each of the entities listed on the signature pages hereto as an Originator (each, an “Originator”; and collectively, the “Originators”).

RECITALS

1.
The Servicer, Triumph, the Company and the Originators are parties to the Amended and Restated Purchase and Sale Agreement, dated as of September 29, 2020 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.
Concurrently herewith, the Company, the Servicer, PNC Bank, National Association (“PNC”), as a related committed purchaser (in such capacity, a “Purchaser”), as purchaser agent for PNC’s purchaser group, as an LC Participant, as the LC Bank, and as administrator (in such capacity, the “Administrator”), are entering into that certain Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”).
3.
The Servicer, Triumph, the Company and the Originators desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.
Amendments to the Agreement. The Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A.
SECTION 2.
Representations and Warranties. Each of the Originators, Triumph, the Servicer and the Company hereby represents and warrants to each other, each Purchaser, each LC Participant, each Purchaser Agent, the LC Bank and the Administrator as follows:
(a)
Representations and Warranties. The representations and warranties made by it in the Transaction Documents (including the Agreement, as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)
Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate or limited liability company powers, as applicable, and have been duly authorized by all necessary action on its part.

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This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their terms.
(c)
No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event, Unmatured Termination Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event shall exist.
SECTION 3.
Conditions to Effectiveness.

This Amendment shall become effective as of the date hereof provided that neither the Purchase and Sale Termination Date nor a Termination Event, Unmatured Termination Event, Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing and subject to the condition precedent that (i) the RPA Amendment shall have become effective and (ii) the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

(a)
counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;
(b)
counterparts of the RPA Amendment (whether by facsimile or otherwise) executed by each of the parties thereto; and
(c)
such other documents, instruments, reports and opinions as the Administrator may reasonably request.
SECTION 4.
Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 5.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
SECTION 6.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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SECTION 7.
Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 8.
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TRIUMPH RECEIVABLES, LLC

By: /s/ James F. McCabe, Jr.______________
Name: James F. McCabe, Jr._____________
Title: Senior Vice President and Chief______ Financial Officer

TRIUMPH GROUP, INC.

By: /s/ Jennifer H. Allen________________
Name: Jennifer H. Allen________________
Title: Senior Vice President, General Counsel and Secretary

744373836 08057100	S-1	First Amendment to A&R PSA (Triumph)

744373836 08057100

ORIGINATORS:

THE TRIUMPH GROUP OPERATIONS, INC.

TRIUMPH ACTUATION SYSTEMS – CONNECTICUT, LLC

TRIUMPH ACTUATION SYSTEMS, LLC

TRIUMPH CONTROLS, LLC

TRIUMPH GEAR SYSTEMS – MACOMB, INC.

TRIUMPH AIRBORNE STRUCTURES, LLC

TRIUMPH ACTUATION SYSTEMS – VALENCIA, INC.

TRIUMPH COMPOSITE SYSTEMS, INC.

TRIUMPH THERMAL SYSTEMS, LLC

TRIUMPH GEAR SYSTEMS, INC.

TRIUMPH ACCESSORY SERVICES – GRAND PRAIRIE, INC.

TRIUMPH INSULATION SYSTEMS, LLC

TRIUMPH ENGINE CONTROL SYSTEMS, LLC

TRIUMPH ACTUATION SYSTEMS – YAKIMA, LLC

TRIUMPH THERMAL SYSTEMS – MARYLAND, INC.

By: /s/ Jennifer H. Allen____________________________
Name: Jennifer H. Allen____________________________
Title: Senior Vice President, General Counsel and Secretary

744373836 08057100	S-2	First Amendment to A&R PSA (Triumph)

Exhibit A

AMENDMENTS TO THE AGREEMENT

(Attached)

744373836 08057100	Exhibit A